UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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◻ Definitive Proxy Statement
⌧ Definitive Additional Materials
◻ Soliciting Material under §240.14a-12

SOUTH STATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SOUTH STATE CORPORATION 2021 Annual Meeting Vote by April 27, 2021 11:59 PM ET. For shares held in a Plan, vote by April 25, 2021 11:59 PM ET. SOUTH STATE CORPORATION 1101 FIRST STREET SOUTH WINTER HAVEN, FL 33880 D36600-P50159 You invested in SOUTH STATE CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2021. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K and Shareholder Letter online OR you can receive a free paper copy of voting material(s) by requesting prior to April 14, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Vote in Person at the Meeting* April 28, 2021 2:00 PM, EDT Smartphone users Point your camera here and vote without entering a control number Reunion Resort Grand Ballroom E 7593 Gathering Drive Kissimmee, Florida 34747 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D36601-P50159 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 1a. John C. Corbett For 1b. Jean E. Davis For 1c. Martin B. Davis For 1d. Robert H. Demere, Jr. For 1e. Cynthia A. Hartley For 1f. Robert R. Hill, Jr. For 1g. John H. Holcomb III For 1h. Robert R. Horger For 1i. Charles W. McPherson For 1j. G. Ruffner Page, Jr. For 1k. Ernest S. Pinner For 1l. John C. Pollok For 1m. William Knox Pou, Jr. For 1n. David G. Salyers For 1o. Joshua A. Snively For 1p. Kevin P. Walker For 2. Approval, as an advisory, non-binding vote, of the compensation of our named executive officers; and For 3. Ratification, as an advisory, non-binding vote, of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.